SUPPLEMENT DATED SEPTEMBER 19, 1997
                     TO THE PRINCIPAL MUTUAL FUND PROSPECTUS
                                DATED MAY 1, 1997


At the Special Meeting of Shareholders held September 16, 1997, the shareholders of each Fund approved the following actions:

Effective January 1, 1998, the following changes will be made:

1. Each Fund will adopt an Agreement and Plan of Reorganization and Liquidation under which the existing Funds will become an account of the Principal Variable Contracts Fund, Inc.

             Current Fund                          Account
             ------------                          -------
    Principal Balanced Fund, Inc.                  Balanced Account
    Principal Bond Fund, Inc.                      Bond Account
    Principal Capital Accumulation Fund, Inc.      Capital Value Account
    Principal Emerging Growth Fund, Inc.           MidCap Account
    Principal High Yield Fund, Inc.                High Yield Account
    Principal Money Market Fund, Inc.              Money Market Account

2. Principal Capital Accumulation Fund, Principal Government Securities Fund and Principal Money Market Fund each will eliminate the fundamental investment restrictions prohibiting the Fund from purchasing shares of other investment companies and prohibiting the Fund from joint participation in any securities trading account.

3. Principal Capital Accumulation Fund will eliminate the fundamental investment restrictions prohibiting the Fund from purchasing restricted securities and from investing in repurchase agreements. The Fund will adopt a non-fundamental investment restriction providing that the Fund may not "Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days."

4. Principal Government Securities Fund will modify the fundamental investment restriction prohibiting the Fund from purchasing other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. The Fund will be permitted to maintain reasonable amounts in cash or purchase short-term debt securities that are not issued or guaranteed by the United States Government or its agencies or instrumentalities.

5. Principal Money Market Fund will amend the fundamental investment restrictions to allow the Fund to: i) invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer;
    ii) purchase the securities of an issuer if the purchase does not cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities); and
    iii) invest that percentage of its total assets in securities nor readily marketable as is allowed by federal securities rules or interpretations.

     The Principal(R) Mutual Funds ("Principal Funds") described in this Prospectus are a family of separately incorporated, diversified, open-end management investment companies, commonly called mutual funds, which provide the following range of investment objectives:

                             Growth-Oriented Funds

PRINCIPAL Balanced Fund, Inc. seeks to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

PRINCIPAL Capital Accumulation Fund, Inc. seeks to achieve primarily long-term capital appreciation and secondary growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

PRINCIPAL  Emerging Growth Fund,  Inc. seeks to achieve capital  appreciation by
investing  primarily  in  securities  of  emerging  and  other   growth-oriented
companies.

                              Income-Oriented Funds

PRINCIPAL Bond Fund, Inc. seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

PRINCIPAL High Yield Fund, Inc. seeks high current income. Capital growth is a secondary objective when consistent with the objective of high current income. The Fund seeks to achieve its objective primarily through the purchase of high yielding, lower or non-rated fixed income securities commonly referred to as "junk bonds." Bonds of this type are considered to be speculative with regard to payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in this fund.

                                Money Market Fund

PRINCIPAL Money Market Fund, Inc. seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

     An investment in any of the funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus concisely states information about the Principal Funds that an investor ought to know before investing. It should be read and retained for future reference.

     Additional information about the Funds has been filed with the Securities and Exchange Commission, including a document called Statement of Additional Information, dated May 1, 1997. The Statement of Additional Information is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained free of charge by writing or telephoning:

                             Principal Mutual Funds
                                   A Member of
                          The Principal Financial Group
                              Des Moines, IA 50392
                            Telephone 1-800-247-4123

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Date of this Prospectus is May 1, 1997.

                                TABLE OF CONTENTS

                                                                         Page

Summary  ...............................................................    3
Financial Highlights....................................................    5
Investment Objectives, Policies and Restrictions........................   10
Certain Investment Policies and Restrictions............................   15
Manager and Sub-Advisor  ...............................................   16
Duties Performed by the Manager and Sub-Advisor.........................   17
Managers' Comments......................................................   17
Determination of Net Asset Value of Fund Shares.........................   18
Performance Calculation.................................................   21
Income Dividends, Distributions and Tax Status..........................   21
Eligible Purchasers and Purchase of Shares..............................   22
Shareholder Rights .....................................................   23
Redemption of Shares....................................................   24
Additional Information..................................................   25

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any of the Funds in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Funds' Manager.

SUMMARY

     The following summarized information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

     The Principal Funds are separately incorporated, open-end diversified management investment companies.

Who may purchase shares of the Funds?

     Shares of the Funds are available only to Eligible Purchasers which are limited to: (a) separate accounts of Principal Mutual Life Insurance Company or of other insurance companies; (b) Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof; (c) trustees or other managers of any qualified profit sharing, incentive or bonus plan established by Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof for the employees of such company, subsidiary or affiliate. The Board of Directors of each Fund reserves the right to broaden or limit the designation of Eligible Purchasers.

What do the Funds offer investors?

     Professional Investment Management: Experienced securities analysts provide each Fund with professional investment management.

     Diversification: Each Fund will diversify by investing in securities issued by a number of issuers doing business in a variety of industries and/or located in different geographical regions. Diversification reduces investment risk.

     Economies of Scale: Pooling individual shareholder's investments in any of the Funds creates administrative efficiencies.

     Redeemability: Upon request each Fund will redeem its shares and promptly pay the investor the current net asset value of the shares redeemed. See "Redemption of Shares."

What are the Funds' investment objectives?

                              Growth-Oriented Funds

     The investment objective of Principal Balanced Fund, Inc. (sometimes referred to as the Balanced Fund) is to seek to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective. The Fund intends to pursue a flexible investment policy in seeking to achieve this investment objective.

     The primary investment objective of Principal Capital Accumulation Fund, Inc. (sometimes referred to as the Capital Accumulation Fund) is long-term capital appreciation and its secondary investment objective is growth of investment income. The Fund seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Fund may invest in other securities.

     The investment objective of Principal Emerging Growth Fund, Inc. (sometimes referred to as the Emerging Growth Fund) is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.


                              Income-Oriented Funds

     The investment objective of Principal Bond Fund, Inc. (sometimes referred to as the Bond Fund) is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     The primary investment objective of Principal High Yield Fund, Inc. (sometimes referred to as the High Yield Fund) is to seek high current income. Capital growth is a secondary objective when consistent with the objective of high current income. The Fund will invest primarily in high yielding, lower or non-rated fixed income securities.

                                Money Market Fund

     The investment objective of Principal Money Market Fund, Inc. (sometimes referred to as the Money Market Fund) is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

     There can be no assurance that the investment objectives of any of the Funds will be realized. See "Investment Objectives, Policies and Restrictions."

Who serves as Manager for the Funds?

     Princor Management Corporation, a corporation organized in 1969 by Principal Mutual Life Insurance Company, is the Manager for each of the Funds. It is also the dividend disbursing and transfer agent for the Principal Funds. In order to provide investment advisory services for the Balanced Fund, the Manager has executed a sub-advisory agreement with Invista Capital Management, Inc.
("Invista" or "Sub-Advisor"). See "Manager and Sub-Advisor."

What fees and expenses apply to ownership of shares of the Funds?

     The following table depicts fees and expenses applicable to the purchase and ownership of shares of each of the Funds.

                                    ANNUAL FUND OPERATING EXPENSES
                                (As a Percentage of Average Net Assets)
                                 Management          Other       Total Operating
              Fund                   Fee           Expenses         Expenses

  Balanced Fund                     .60%             .03%             .63%
  Bond Fund                         .50%             .03%             .53%
  Capital Accumulation Fund         .48%             .01%             .49%
  Emerging Growth Fund              .64%             .02%             .66%
  High Yield Fund                   .60%             .10%             .70%
  Money Market Fund                 .50%             .06%             .56%

                                     EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                Period (in years)
                                   _____________________________________________
              Fund                   1            3            5            10

  Balanced Fund                     $6           $20          $35           $79
  Bond Fund                         $5           $17          $30           $66
  Capital Accumulation Fund         $5           $16          $27           $62
  Emerging Growth Fund              $7           $21          $37           $82
  High Yield Fund                   $7           $22          $39           $87
  Money Market Fund                 $6           $18          $31           $70

     This Example is based on the Annual Fund Operating expenses for each Fund described above. Please remember that the Example should not be considered a representation of past or future expenses and that actual expenses may be greater or less than shown.

     The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. See "Duties Performed by the Manager."

FINANCIAL HIGHLIGHTS

     The following financial highlights for the periods ended December 31, 1996 and prior thereto are derived from financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report has been incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference herein. Audited financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

                                                      Income from
                                                  Investment Operations                          Less Distributions
                                           ___________________________________  ____________________________________________________
                                                       Net Realized
                                                            and
                                 Net Asset              Unrealized    Total      Dividends                  Excess
                                 Value at      Net         Gain       from       from Net  Distributions Distributions
                                 Beginning Investment    (Loss) on  Investment  Investment     from          from         Total
                                 of Period   Income     Investments Operations    Income   Capital Gains Capital Gains Distributions
Principal Balanced
Fund, Inc. (a)
  Year Ended December 31,
   1996                           $13.97     $  .40       $ 1.41       $1.81      $(.40)    $  (.94)      $  --         $(1.34)
   1995                            11.95        .45         2.44        2.89       (.45)       (.42)         --           (.87)
   1994                            12.77        .37         (.64)       (.27)      (.37)       (.18)         --           (.55)
   1993                            12.58        .42          .95        1.37       (.42)       (.76)         --          (1.18)
  Six Months Ended
   December 31, 1992(b)            12.93        .23          .75         .98       (.47)       (.86)         --          (1.33)
  Year Ended June 30,
   1992                            11.33        .47         1.61        2.08       (.48)        --           --           (.48)
   1991                            10.79        .54          .59        1.13       (.57)       (.02)         --           (.59)
   1990                            11.89        .60         (.48)        .12       (.63)       (.59)         --          (1.22)
   1989                            11.75        .62          .30         .92       (.55)       (.23)         --           (.78)
  Period Ended June 30,
   1988(e)                         10.00        .27         1.51        1.78       (.03)        --           --           (.03)

Principal Bond Fund, Inc.
  Year Ended December 31,
   1996                            11.73        .68         (.40)        .28       (.68)        --           --           (.68)
   1995                            10.12        .62         1.62        2.24       (.63)        --           --           (.63)
   1994                            11.16        .72        (1.04)       (.32)      (.72)        --           --           (.72)
   1993                            10.77        .88          .38        1.26       (.87)        --           --           (.87)
  Six Months Ended
   December 31, 1992(b)            11.08        .45          .13         .58       (.89)        --           --           (.89)
  Year Ended June 30,
   1992                            10.64        .91          .46        1.37       (.93)        --           --           (.93)
   1991                            10.72        .94         (.06)        .88       (.96)        --           --           (.96)
   1990                            10.92        .95         (.21)        .74       (.94)        --           --           (.94)
   1989                            10.68       1.15          .17        1.32       (.96)       (.12)         --          (1.08)
  Period Ended June 30,
   1988(e)                         10.00        .32          .40         .72       (.04)        --           --           (.04)

Principal Capital Accumulation
Fund, Inc.
  Year Ended December 31,
   1996                            27.80        .57         5.82        6.39       (.58)      (3.77)         --          (4.35)
   1995                            23.44        .60         6.69        7.29       (.60)      (2.33)         --          (2.93)
   1994                            24.61        .62         (.49)        .13       (.61)       (.69)         --          (1.30)
   1993                            25.19        .61         1.32        1.93       (.60)      (1.91)         --          (2.51)
  Six Months Ended
   December 31, 1992(b)            26.03        .31         1.84        2.15       (.64)      (2.35)         --          (2.99)
  Year Ended June 30,
   1992                            23.35        .65         2.70        3.35       (.67)        --           --           (.67)
   1991                            22.48        .74         1.22        1.96       (.79)       (.30)         --          (1.09)
   1990                            23.63        .79          .14         .93       (.81)      (1.27)         --          (2.08)
   1989                            23.23        .77         1.32        2.09       (.68)      (1.01)         --          (1.69)
   1988                            27.51        .60        (1.50)       (.90)      (.69)      (2.69)         --          (3.38)
   1987                            25.48        .40         4.46        4.86       (.50)      (2.33)         --          (2.83)

Principal Emerging Growth
Fund, Inc. (f)
  Year Ended December 31,
   1996                            25.33        .22         5.07        5.29       (.22)       (.66)         --           (.88)
   1995                            19.97        .22         5.57        5.79       (.22)       (.21)         --           (.43)
   1994                            20.79        .14          .03         .17       (.14)       (.85)         --           (.99)
   1993                            18.91        .17         3.47        3.64       (.17)      (1.59)         --          (1.76)
  Six Months Ended
   December 31, 1992(b)            15.97        .10         3.09        3.19       (.21)       (.04)         --           (.25)
  Year Ended June 30,
   1992                            13.93        .21         2.04        2.25       (.21)        --           --           (.21)
   1991                            14.25        .20          .50         .70       (.23)       (.79)         --          (1.02)
   1990                            13.35        .24          .87        1.11       (.20)       (.01)         --           (.21)
   1989                            12.85        .16         1.35        1.51       (.11)       (.90)         --          (1.01)
  Period Ended June 30,
   1988(e)                         10.00        .05         2.83        2.88       (.03)        --           --           (.03)

                                                                            Ratios/Supplemental Data
                                                            ______________________________________________________

                                                                                             Ratio of Net
                                    Net Asset                                 Ratio of     Investment
                                    Value at                Net Assets at   Expenses to     Income to    Portfolio     Average
                                      End of      Total     End of Period      Average       Average     Turnover    Commission
                                     Period      Return    (in thousands)    Net Assets    Net Assets      Rate         Rate

Principal Balanced
Fund, Inc. (a)
  Year Ended December 31,
   1996                             $14.44       13.13%       $  93,158        .63%          3.45%         22.6%        $.0417
   1995                              13.97       24.58%          45,403        .66%          4.12%         25.7%          N/A
   1994                              11.95       (2.09)%         25,043        .69%          3.42%         31.5%          N/A
   1993                              12.77       11.06%          21,399        .69%          3.30%         15.8%          N/A
  Six Months Ended
   December 31, 1992(b)              12.58        8.00%(c)       18,842        .73%(d)       3.71%(d)      38.4%(d)       N/A
  Year Ended June 30,
   1992                              12.93       18.78%          17,344        .72%          3.80%         26.6%          N/A
   1991                              11.33       11.36%          14,555        .73%          5.27%         27.1%          N/A
   1990                              10.79         .87%          13,016        .74%          5.52%         33.1%          N/A
   1989                              11.89        8.55%          12,751        .74%          5.55%         29.3%          N/A
  Period Ended June 30,
   1988(e)                           11.75       17.70%(c)       11,469        .80%(d)       4.96%(d)      41.7%(d)       N/A

Principal Bond Fund, Inc.
  Year Ended December 31,
   1996                              11.33        2.36%          63,387        .53%          7.00%          1.7%          N/A
   1995                              11.73       22.17%          35,878        .56%          7.28%          5.9%          N/A
   1994                              10.12       (2.90)%         17,108        .58%          7.86%         18.2%          N/A
   1993                              11.16       11.67%          14,387        .59%          7.57%         14.0%          N/A
  Six Months Ended
   December 31, 1992(b)              10.77        5.33%(c)       12,790        .62%(d)       8.10%(d)       6.7%(d)       N/A
  Year Ended June 30,
   1992                              11.08       13.57%          12,024        .62%          8.47%          6.1%          N/A
   1991                              10.64        8.94%          10,552        .63%          9.17%          2.7%          N/A
   1990                              10.72        7.15%           9,658        .64%          9.09%          0.0%          N/A
   1989                              10.92       13.51%           9,007        .64%          9.18%         12.2%          N/A
  Period Ended June 30,
   1988(e)                           10.68        6.06%(c)       17,598        .58%(d)       8.11%(d)      68.8%(d)       N/A

Principal Capital Accumulation
Fund, Inc.
  Year Ended December 31,
   1996                              29.84       23.50%         205,019        .49%          2.06%         48.5%         .0426
   1995                              27.80       31.91%         135,640        .51%          2.25%         49.2%          N/A
   1994                              23.44         .49%         120,572        .51%          2.36%         44.5%          N/A
   1993                              24.61        7.79%         128,515        .51%          2.49%         25.8%          N/A
  Six Months Ended
   December 31, 1992(b)              25.19        8.81%(c)      105,355        .55%(d)       2.56%(d)      39.7%(d)       N/A
  Year Ended June 30,
   1992                              26.03       14.53%          94,596        .54%          2.65%         34.8%          N/A
   1991                              23.35        9.46%          76,537        .53%          3.53%         14.0%          N/A
   1990                              22.48        3.94%          74,008        .56%          3.56%         30.2%          N/A
   1989                              23.63       10.02%          68,132        .57%          3.53%         23.5%          N/A
   1988                              23.23       (2.67)%         62,696        .60%          2.76%         26.7%          N/A
   1987                              27.51       22.17%          57,478        .63%          1.99%         16.1%          N/A

Principal Emerging Growth
Fund, Inc. (f)
  Year Ended December 31,
   1996                              29.74       21.11%         137,161        .66%          1.07%          8.8%         .0379
   1995                              25.33       29.01%          58,520        .70%          1.23%         13.1%          N/A
   1994                              19.97         .78%          23,912        .74%          1.15%         12.0%          N/A
   1993                              20.79       19.28%          12,188        .78%           .89%         22.4%          N/A
  Six Months Ended
   December 31, 1992(b)              18.91       20.12%(c)        9,693        .81%(d)       1.24%(d)       8.6%(d)       N/A
  Year Ended June 30,
   1992                              15.97       16.19%           7,829        .82%          1.33%         10.1%          N/A
   1991                              13.93        5.72%           6,579        .89%          1.70%         11.1%          N/A
   1990                              14.25        8.32%           6,067        .88%          1.74%         17.9%          N/A
   1989                              13.35       13.08%           5,509        .90%          1.31%         21.4%          N/A
  Period Ended June 30,
   1988(e)                           12.85       28.72%(c)        4,857        .94%(d)        .64%(d)       4.6%(d)       N/A

Notes to financial highlights

(a) Effective May 1, 1994, the name of Principal Managed Fund, Inc. was changed to Principal Balanced Fund, Inc.

(b) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from December 18, 1987, date shares first offered to eligible purchasers, through June 30, 1988. Net investment income aggregating $.01 per share for the period from the initial purchase of shares on December 10, 1987 through December 17, 1987 was recognized, all of which was distributed to the Fund's sole stockholder, Principal Mutual Life Insurance Company. This represented activity of the fund prior to the initial offering of shares to eligible purchasers.

(f) Effective May 1, 1992, the name of Principal Aggressive Growth Fund, Inc. was changed to Principal Emerging Growth Fund, Inc.

                                                      Income from
                                                  Investment Operations                          Less Distributions
                                           ___________________________________  ____________________________________________________
                                                       Net Realized
                                                            and
                                 Net Asset              Unrealized    Total      Dividends                  Excess
                                 Value at      Net         Gain       from       from Net  Distributions Distributions
                                 Beginning Investment    (Loss) on  Investment  Investment     from          from         Total
                                 of Period   Income     Investments Operations    Income   Capital Gains Capital Gains Distributions
Principal High Yield
Fund, Inc.
  Year Ended December 31,
   1996                         $   8.39   $  .80       $  .30       $1.10       $ (.77)      $  --         $  --      $  (.77)
   1995                             7.91      .76          .51        1.27         (.77)       (.02)           --         (.79)
   1994                             8.62      .77         (.72)        .05         (.76)         --            --         (.76)
   1993                             8.38      .80          .23        1.03         (.79)         --            --         (.79)
  Six Months Ended
   December 31, 1992(a)             8.93      .45         (.10)        .35         (.90)         --            --         (.90)
  Year Ended June 30,
   1992                             8.28      .92          .66        1.58         (.93)         --            --         (.93)
   1991                             8.96      .99         (.53)        .46        (1.14)         --            --        (1.14)
   1990                            10.37     1.21        (1.35)       (.14)       (1.22)       (.05)           --        (1.27)
   1989                            11.01     1.23         (.45)        .78        (1.21)       (.21)           --        (1.42)
  Period Ended June 30,
   1988(d)                         10.00      .67          .49        1.16         (.15)         --            --         (.15)

Principal Money Market
Fund, Inc.
  Year Ended December 31,
   1996                             1.000     .049         --          .049        (.049)        --            --         (.049)
   1995                             1.000     .054         --          .054        (.054)        --            --         (.054)
   1994                             1.000     .037         --          .037        (.037)        --            --         (.037)
   1993                             1.000     .027         --          .027        (.027)        --            --         (.027)
  Six Months Ended
   December 31, 1992(a)             1.000     .016         --          .016        (.016)        --            --         (.016)
  Year Ended June 30,
   1992                             1.000     .046         --          .046        (.046)        --            --         (.046)
   1991                             1.000     .070         --          .070        (.070)        --            --         (.070)
   1990                             1.000     .077         --          .077        (.077)        --            --         (.077)
   1989                             1.000     .083         --          .083        (.083)        --            --         (.083)
   1988                             1.000     .064         --          .064        (.064)        --            --         (.064)
   1987                             1.000     .057         --          .057        (.057)        --            --         (.057)

                                                                            Ratios/Supplemental Data
                                                            ______________________________________________________

                                                                                             Ratio of Net
                                    Net Asset                                 Ratio of     Investment
                                    Value at                Net Assets at   Expenses to     Income to    Portfolio     Average
                                      End of      Total     End of Period      Average       Average     Turnover    Commission
                                     Period      Return    (in thousands)    Net Assets    Net Assets      Rate         Rate
Principal High Yield
Fund, Inc.
  Year Ended December 31,
   1996                            $  8.72       13.13%       $13,740          .70%          9.21%         32.0%         N/A
   1995                               8.39       16.08%        11,830          .73%          9.09%         35.1%         N/A
   1994                               7.91         .62%         9,697          .73%          9.02%         30.6%         N/A
   1993                               8.62       12.31%         9,576          .74%          8.80%         28.7%         N/A
  Six Months Ended
   December 31, 1992(a)               8.38        4.06%(b)      8,924          .77%(c)      10.33%(c)      20.6%(c)      N/A
  Year Ended June 30,
   1992                               8.93       20.70%         8,556          .77%         11.00%         31.3%         N/A
   1991                               8.28        6.35%         7,085          .82%         12.58%          6.4%         N/A
   1990                               8.96       (1.46)%        6,643          .83%         13.07%         24.2%         N/A
   1989                              10.37        7.88%         6,741          .95%         11.89%         27.8%         N/A
  Period Ended June 30,
   1988(d)                           11.01       11.25%(b)      6,703          .78%(c)      11.71%(c)      58.2%(c)      N/A

Principal Money Market
Fund, Inc.
  Year Ended December 31,
   1996                               1.000       5.07%        46,244          .56%          5.00%          N/A          N/A
   1995                               1.000       5.59%        32,670          .58%          5.32%          N/A          N/A
   1994                               1.000       3.76%        29,372          .60%          3.81%          N/A          N/A
   1993                               1.000       2.69%        22,753          .60%          2.64%          N/A          N/A
  Six Months Ended
   December 31, 1992(a)               1.000       1.54%(b)     27,680          .59%(c)       3.10%(c)       N/A          N/A
  Year Ended June 30,
   1992                               1.000       4.64%        25,194          .57%          4.54%          N/A          N/A
   1991                               1.000       7.20%        26,509          .56%          6.94%          N/A          N/A
   1990                               1.000       8.37%        26,588          .57%          8.05%          N/A          N/A
   1989                               1.000       8.59%        20,707          .61%          8.40%          N/A          N/A
   1988                               1.000       6.61%        14,571          .64%          6.39%          N/A          N/A
   1987                               1.000       5.78%        11,902          .65%          5.68%          N/A          N/A

Notes to financial highlights

(a) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(b) Total return amounts have not been annualized.

(c) Computed on an annualized basis.

(d) Period from December 18, 1987, date shares first offered to eligible purchasers, through June 30, 1988. Net investment income aggregating $.01 per share for the period from the initial purchase of shares on December 10, 1987 through December 17, 1987 was recognized, all of which was distributed to the Fund's sole stockholder, Principal Mutual Life Insurance Company. This represented activity of the fund prior to the initial offering of shares to eligible purchasers.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of each Fund are described below. There can be no assurance that the objectives of the Funds will be realized.

GROWTH-ORIENTED FUNDS

     The  Principal  Funds  currently  include  two  Funds  which  seek  capital appreciation through investments in equity securities (Principal Capital Accumulation Fund and Principal Emerging Growth Fund) and one Fund which seeks a total investment return including both capital appreciation and income through investments in equity and debt securities (Principal Balanced Fund). These three Funds are collectively referred to as the Growth-Oriented Funds.

     The Growth-Oriented Funds may invest in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and American Depository Receipts based on any of the foregoing securities. The Capital Accumulation and Emerging Growth Funds will seek to be fully invested under normal conditions in equity securities. When in the opinion of the Manager current market or economic conditions warrant, a Growth-Oriented Fund may for temporary defensive purposes place all or a portion of its assets in cash, on which the Fund would earn no income, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, United States Government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. A Growth-Oriented Fund may also maintain reasonable amounts in cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

Principal Balanced Fund

     The investment objective of Principal Balanced Fund is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the Manager's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.

     In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The Fund may also invest in other equity securities, and in debt securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Manager will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal.

     The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.

     The Fund may invest in all types of common stocks and other equity investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies. Also, the Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. Some of the fixed income securities in which the Fund may invest may be considered to include speculative characteristics and the Fund may purchase such securities that are in default but does not currently intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's or Baa by Moody's. See the discussion of the Principal High Yield Fund for information concerning risks associated with below-investment grade bonds. The Fund will not concentrate its investments in any industry.

     In selecting common stocks, the Manager seeks companies which the Manager believes have predictable earnings increases and which, based on their future growth prospects, may be currently undervalued in the market place. During periods when the Manager determines that general economic conditions are favorable, it will generally purchase common stocks with the objective of long-term capital appreciation. From time to time, and in periods of economic uncertainty, the Manager may purchase common stocks with the expectation of price appreciation over a relatively short period of time.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term debt securities. Investment in debt securities may also be made with a view to realizing capital appreciation when the Manager believes that declining interest rates may increase market values. The Fund may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation.

     The short-term money market investments in which the Fund may invest include the following: U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of one billion dollars.

     The United States government securities in which the Fund may invest include U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other Federal agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

Principal Capital Accumulation Fund

     The primary objective of Principal Capital Accumulation Fund is long-term capital appreciation. A secondary objective is growth of investment income.

     The Fund will invest primarily in common stocks, but it may invest in other securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objectives, investments will be made in securities which as a group appear to offer long-term prospects for capital and income growth.
Securities chosen for investment may include those of companies which the Manager believes can reasonably be expected to share in the growth of the nation's economy over the long term.

Principal Emerging Growth Fund

     The objective of Principal Emerging Growth Fund is to achieve capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Emerging Growth Fund may invest, for any period of time, in any industry, in any kind of growth-oriented company, whether new and unseasoned or well known and established.

     There  can be, of  course,  no  assurance  that the Fund  will  attain  its objective. Investment in emerging and other growth-oriented companies may involve greater risk than investment in other companies. The securities of growth-oriented companies may be subject to more abrupt or erratic market movements, and many of them may have limited product lines, markets, financial resources or management. Because of these factors and of the length of time that may be required for full development of the growth prospects of some of the companies in which the Fund invests, the Fund believes that its shares are suitable only for persons who are prepared to experience above-average fluctuations in net asset value, to assume above-average investment risk in search of above-average return, and to consider the Fund as a long-term investment and not as a vehicle for seeking short-term profits. Moreover, since the Fund will not be seeking current income, investors should not view a purchase of Fund shares as a complete investment program.

INCOME-ORIENTED FUNDS

     The Principal Funds currently include two Funds which seek a high level of income through investments in fixed-income securities (Principal Bond Fund and Principal High Yield Fund) collectively referred to as the "Income-Oriented Funds." An investment in any of the Income-Oriented Funds involves market risks associated with movements in interest rates. The market value of the Funds' investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the Funds' net asset values but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due. Each Fund's rating limitations apply at the time of acquisition of a security, and any subsequent change in a rating by a rating service will not require elimination of a security from the Fund's portfolio. The Statement of Additional Information contains descriptions of ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P").

Principal Bond Fund

     The investment objective of Principal Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     In seeking to achieve the investment objective, the Fund will predominantly invest in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     Under normal circumstances, the Fund will invest at least 65% of its assets, exclusive of cash items, in one or more of the following kinds of securities: (i) corporate debt securities and taxable municipal obligations, which at the time of purchase have an investment grade rating within the four highest grades used by Standard & Poor's Corporation (AAA, AA, A or BBB) or by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or which, if lower-rated or nonrated, are comparable in quality in the opinion of the Fund's Manager; (ii) similar Canadian corporate, Provincial and Federal Government securities payable in U.S. funds; and (iii) securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The balance of the Fund's assets may be invested in other fixed income securities, including domestic and foreign corporate debt securities or preferred stocks, in common stocks that provide returns that compare favorably with the yields on fixed income investments, and in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities or otherwise and foreign government securities. The debt securities and preferred stocks in which the Fund invests may be convertible or nonconvertible. The Fund does not intend to purchase debt securities rated lower than Ba3 by Moody's or BB - by S & P (bonds which are judged to have speculative elements; their future cannot be considered as well-assured). See the discussion of the Principal High Yield Fund for information concerning risks associated with below investment grade bonds.

     During the year ended December 31, 1996, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's based upon the weighted average ratings of the portfolio, was as follows:

      Moody's Rating                           Portfolio Percentage
           Aaa                                          .18%
           Aa                                           .81%
           A                                          24.05%
           Baa                                        68.04%
           Ba                                          6.92%

     * The above percentages for A rated securities include .57% unrated securities which have been determined by the Manager to be of comparable quality.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by Standard & Poor's and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund may for temporary defense purposes invest up to 100% of its assets in cash or cash equivalents.

Principal High Yield Fund

     Principal High Yield Fund's primary investment objective is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Fund is designed for investors willing to assume additional risk in return for above average income.

     In seeking to attain the Fund's objective of high current income, the Fund invests primarily in high yielding, lower or non-rated (high risk) fixed-income securities, commonly known as "junk bonds," constituting a diversified portfolio which the Fund Manager believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities (both debt and preferred stock) or preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be held in cash or cash equivalents, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income.

     The Fund seeks to invest its assets in securities rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P") or in unrated securities which the Fund's Manager believes are of comparable quality. These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. The Fund will not invest in securities rated Caa or lower by Moody's and CCC or lower by S&P.

     The rating services' descriptions of securities rating categories in which the Fund may normally invest are as follows:

     Moody's Investors Service, Inc. Bond Ratings - Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the high end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation Bond Ratings - BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The higher-yielding, lower-rated securities in which the High Yield Fund invests present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is not a national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     Investors should recognize that the market for higher yielding, lower-rated securities is a relatively recent development that has not been tested by an economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of the securities held by the High Yield Fund and the ability of the issuers of the securities held by it to pay principal and interest. A default by an issuer may result in the Fund incurring additional expenses to seek recovery of the amounts due it.

     Some of the securities in which the Fund invests contain call provisions. If the issuer of such a security exercises a call provision in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Further, a higher-yielding security's value will decrease in a rising interest rate market, which will be reflected in the Fund's net asset value per share.

     Congress recently enacted legislation requiring federally-insured savings and loan associations to divest themselves of investments in high yield securities. This legislation might increase the supply of securities available for purchase in the secondary market and, potentially, lower the value of the securities held by the Fund.

     Investors should carefully consider their ability to assume the risks of investing in lower-rated securities before making an investment in the High Yield Fund and should be prepared to maintain their investment during periods of adverse market conditions.
Investors should not rely on the Fund for their short-term financial needs.

     The Fund seeks to minimize the risks of investing in lower-rated securities through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests primarily in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Manager's ability than would be the case if the Fund were investing in securities in the higher rating categories. Although the Fund's Manager considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. There are risks in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities, and credit rating agencies may fail to make timely changes in credit ratings to reflect subsequent events. The Manager's analysis includes traditional security analysis considerations such as the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. In addition, the Manager analyzes general business conditions and other factors such as anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Manager continuously monitors the issuers of portfolio securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity so the Fund can meet redemption requests. During the year ended December 31, 1996 the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

     Moody's Rating                           Portfolio Percentage
          Baa                                         2.63%
          Ba                                         38.86%
          B                                          56.47%
          C                                           2.04%

     The above percentages for B and Ba rated securities include 2.72% and -1.13%, respectively, unrated securities which have been determined by the Manager to be of comparable quality.

     There may be times when, in the Manager's judgment, unusual market or economic conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Manager may employ alternative strategies, primarily seeking to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may temporarily invest in money-market instruments of all types, higher-rated fixed-income securities or any other fixed-income securities that the Fund considers consistent with such strategy. The yield to maturity on these securities would generally be lower than the yield to maturity on lower-rated fixed-income securities. It is impossible to predict when, or for how long, such alternative strategies will be utilized.

     The Fund's Manager buys and sells securities for the Fund principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with its investment objectives, the Fund may sell securities that have appreciated in value because of declines in interest rates. It may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.

MONEY MARKET FUND

     The Principal Funds also include a Fund which invests primarily in short-term securities, Principal Money Market Fund. Securities in which the Money Market Fund will invest may not yield as high a level of current income as securities of low quality and longer maturities which generally have less liquidity, greater market risk and more fluctuation.

     The Money Market Fund will limit its portfolio investments to United States dollar denominated instruments that its board of directors determines present minimal credit risks and which are at the time of acquisition "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. Eligible Securities include:

     (1) A security with the remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated in respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

     (2) A security at the time of issuance was a long-term security that has a remaining maturity of 397 calendar days or less, and whose issuer has received from a nationally recognized statistical rating organization a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations; or

     (3) An unrated security that is of comparable quality to a security meeting the requirements of (1) or (2) above, as determined by the board of directors.

     The Fund will not invest more than 5% of its total assets in the following securities:

     (1) Securities which, when acquired by the Fund (either initially or upon any subsequent rollover), are rated below the highest rating category for short-term debt obligations;

     (2) Securities which, at the time of issuance were long-term securities but when acquired by the Fund have a remaining maturity of 397 calendar days or less, if the issuer of such securities is rated, with respect to a class of comparable short-term debt obligations, below the highest rating category for short-term obligations;

     (3) Securities which are unrated but are determined by the Fund's board of directors to be of comparable quality to securities rated below the highest rating category for short-term debt obligations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

     The objective of Principal Money Market Fund is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing its assets in a portfolio of money market instruments. These money market instruments are U.S. Government Securities, U.S. Government Agency Securities, Bank Obligations, Commercial Paper, Short-term Corporate Debt and Repurchase Agreements, which are described briefly below and in more detail in the Statement of Additional Information.

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

     U.S. Government Agency Securities are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whether supported by the full faith and credit of the U.S. Treasury or only by the credit of a particular agency or instrumentality.

     Bank Obligations consist of certificates of deposit which are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return and bankers acceptances which are time drafts drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     Commercial Paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs.

     Short-term Corporate Debt consists of notes, bonds or debentures which at the time of purchase have one year or less remaining to maturity.

     Repurchase Agreements are transactions under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. Generally, Repurchase Agreements are of short duration, usually less than a week but on occasion for longer periods.

     The Fund intends to hold its investments until maturity, but may on occasion trade securities to take advantage of market variations. Also, revised valuations of an issuer or redemptions may result in sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Fund's right to borrow to facilitate redemptions may reduce the need for such sales. It is the Fund's policy to be as fully invested as reasonably practical at all times to maximize current income.

     Since portfolio assets will consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since the Fund expects to usually transact purchases and sales of portfolio securities with issuers or dealers on a net basis, it is not anticipated that the Fund will pay any significant brokerage commissions. The Fund is free to dispose of portfolio securities at any time, when changes in circumstances or conditions make such a move desirable in light of the investment objective.

     A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Fund invests. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Fund's operating expenses.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that the Funds may use in an effort to achieve their respective investment objectives.

Diversification

     Each Fund is subject to the diversification requirements of Section 817(h) of the Internal Revenue Code (the "Code") which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each Fund to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. Thus, the Government Securities Fund intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to meet those diversification requirements at the end of each quarter of the year (or within thirty days thereafter).

     In the event any of the Funds do not meet the diversification requirements of Section 817(h) of the Code, the contracts funded by shares of the Funds will not be treated as annuities or life insurance for Federal income tax purposes and the owners of the Funds will be subject to taxation on their share of the dividends and distributions paid by the Funds.

Foreign Securities


Each of the following Principal Funds has adopted investment restrictions that limit its investments in foreign securities to the indicated percentage of its assets: Bond, Capital Accumulation and High Yield - 20%; Balanced Fund and Emerging Growth - 10%. Debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not considered "foreign securities" for purposes of this investment limitation.
Investment in foreign securities presents certain risks including those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Repurchase Agreements

     Each of the Funds, except the Capital Accumulation, may enter into repurchase agreements with, and each of the Funds, except the Capital Accumulation and Money Market Funds, may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations, and the Fund is delayed or prevented from recovering on the collateral. See the Funds' Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by each Fund's Board of Directors to deal with those risks. None of the Funds intend either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would amount to more than 10% of its total assets or (ii) to loan securities in excess of 30% of its total assets.

Forward Commitments

     From time to time, each of the Funds may enter into forward commitment agreements which call for the Fund to purchase or sell a security on a future date and at a price fixed at the time the Fund enters into the agreement. Each of these Funds may also acquire rights to sell its investments to other parties, either on demand or at specific intervals.

Warrants

     Each of the Funds, except the Money Market Fund, may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

Borrowing

     As a matter of  fundamental  policy,  each Fund may  borrow  money only for temporary or emergency purposes. The Balanced Fund, Bond Fund, Capital Accumulation Fund, High Yield Fund and Money Market Fund may borrow only from banks. Further, each may borrow only in an amount not exceeding 5% of its assets, except the Capital Accumulation Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets less liabilities other than such borrowings, or (ii) 10% of its assets taken at cost at the time the borrowing is made, and the Money Market Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made.

Options

     The Balanced Fund, Bond Fund, Emerging Growth Fund and High Yield Fund may purchase covered spread options, which would give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. These same Funds may also purchase and sell financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of their assets in the purchase of options on securities, securities indices and financial futures contracts or in initial margin and premiums on financial futures contracts and options thereon. The Funds may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes.

     The Statement of Additional Information includes further information concerning the Funds' investment policies and applicable investment restrictions. Each Fund's investment objective and certain investment restrictions designated as such in this Prospectus or the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies described in the Prospectus and the Statement of Additional Information for a Fund are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval.

MANAGER AND SUB-ADVISOR

     The Manager for the Funds is Princor Management Corporation (the "Manager"), an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the State of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company. As of December 31, 1996, the Manager served as investment advisor for 26 such funds with assets totaling approximately $4.0 billion.

     The Manager has executed an agreement with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to assume the obligations of the Manager to provide investment advisory services for the Balanced Fund. The Manager will reimburse Invista for the cost of providing these services. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at December 31, 1996 were approximately $19.6 billion. Invista's address is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     The Manager or Invista has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                             Primarily
         Fund            Responsible Since                                  Person Primarily Responsible
--------------------     -----------------           -----------------------------------------------------------------------------
Balanced                 April, 1993                 Judith  A.  Vogel,  CFA  (BA  degree,  Central  College). Vice President,
                                                     Invista Capital Management, Inc.

Bond                     November, 1996              Scott A. Bennett, CFA (MBA  degree, University  of  Iowa)  Assistant  Director
                                                     Investment Securities, Principal Mutual Life Insurance Company.

Capital Accumulation     November, 1969              David L. White, CFA (BBA degree, University of Iowa). Executive Vice President,
                           (Fund's inception)        Invista Capital Management, Inc.; Co-Manager since November, 1996: Catherine A.
                                                     Green, CFA, (MBA degree, Drake University). Vice President, Invista Capital
                                                     Management, Inc.

Emerging Growth          December, 1987              Michael R. Hamilton, (BMBA degree, Bellarmine College). Vice President, Invista
                           (Fund's inception)        Capital Management, Inc.

High Yield               December, 1987              James K. Hovey, CFA (MBA degree University of Iowa). Director - Investment
                           (Fund's inception)        Securities, Principal Mutual Life Insurance Company.

DUTIES PERFORMED BY THE MANAGER AND SUB-ADVISOR

     Under Maryland law, the business and affairs of each of the Funds are managed under the direction of its Board of Directors. The investment services and certain other services referred to under the heading "Cost of Manager's Services" in the Statement of Additional Information are furnished to the Funds under the terms of a Management Agreement between each of the Funds and the Manager, and for the Balanced Fund, a Sub-Advisory Agreement between the Manager and Invista. The Manager, or Invista, advises the Funds on investment policies and on the composition of the Funds' portfolios. In this connection, the Manager, or Invista, furnishes to the Board of Directors of each Fund a recommended investment program consistent with that Fund's investment objective and policies. The Manager, or Invista, is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

     The compensation paid by each Fund to the Manager for the fiscal year ended December 31, 1996 was, on an annual basis, equal to the following percentage of average net assets:
                                                        Total
                                        Manager's     Annualized
                Fund                       Fee         Expenses
         Balanced Fund                    .60%          .63%
         Bond Fund                        .50%          .53%
         Capital Accumulation Fund        .48%          .49%
         Emerging Growth Fund             .64%          .66%
         High Yield Fund                  .60%          .70%
         Money Market Fund                .50%          .56%


     The Manager, or Invista, may purchase at its own expense statistical and other information or services from outside sources, including Principal Mutual Life Insurance Company. An Investment Service Agreement between each Fund, the Manager and Principal Mutual Life Insurance Company provides that Principal
Mutual Life Insurance Company will furnish certain personnel, services and facilities required by the Manager in connection with its performance of the Management Agreements, and that the Manager will reimburse Principal Mutual Life Insurance Company for its costs incurred in this regard. The Investment Service Agreements for the Capital Accumulation and Emerging Growth also include as a party Invista Capital Management, Inc., an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, and also provide that the subsidiaries of Principal Mutual Life Insurance Company will furnish the same items and be reimbursed by the Manager for their costs incurred in this regard.


     The Funds may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc., a broker-dealer that is an affiliate of the Distributor and Manager for each of the Funds.

     The Manager serves as investment advisor, dividend disbursing agent and, directly and through an affiliate, as transfer agent for each of the Funds sponsored by Principal Mutual Life Insurance Company.

MANAGERS' COMMENTS

     Princor Management Corporation and Invista are staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past year. The accompanying charts display results for the past 10 years or the life of the fund, whichever is shorter. Average Annual Total Return figures provided for each fund in the graphs below reflect all expenses of the fund and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase fund shares; performance figures for the divisions of the contracts would be lower than performance figures for the funds due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

     The various indices included in the graphs below are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Funds

Principal Balanced Fund
(Judith A. Vogel)

     This balanced portfolio combines stocks, bonds and cash in a relatively conservative mix which seeks to provide both capital appreciation and income to the shareholder without taking on undue risk. The asset allocation of the Fund generally approximates 60% stocks and 40% bonds. In the year ended December 31, 1996 the stock market produced exceptional results. Aided by a healthy economy, continued corporate profit growth, and a good dose of investor enthusiasm, the S&P 500 Stock Index advanced nearly 23%. Conditions in the bond market were less supportive over the year. Long-term interest rates rose 0.70% in 1996, with a lot of volatility along the way, causing the bond returns to hover between zero and 3% for the year. Demonstrating its balanced nature, the Fund produced a 13% annual return, about midway between stock and bond market results and very near the Lipper Balanced Fund Average. The bond portion of the Fund's portfolio is comprised of U.S. Government notes and bonds with an emphasis on safety of principal. The stock portion of the portfolio is concentrated in companies with stable or growing earnings that are not terribly sensitive to economic activity. After six years of economic expansion resulting in high rates of resource utilization, corporate profit growth is likely to come down, causing a scarcity of earnings growth. Companies that can continue to grow earnings will be afforded premium valuations. There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index for your information.

                         Total Returns *
                    As of December 31, 1996
         ---------------------------------------------------
                                             Since Inception
         1 Year           5 Year              Date 12/18/87
         13.13%           11.57%                12.16%


           Comparison of Change in Value of $10,000 Investment in the
            Balanced Fund, S&P 500 and Lipper Balanced Fund Average
           ----------------------------------------------------------
                            Fund                             Lipper
            Year Ended      Total          S&P 500          Mid Cap
           December 31,    Return           Index            Index
                           10,000           10,000          10,000
              1988         11,637           11,661          11,229
              1989         12,982           15,356          13,429
              1990         12,147           14,877          13,355
              1991         16,321           19,412          16,930
              1992         18,410           20,891          18,122
              1993         20,447           22,992          20,066
              1994         20,019           23,294          19,561
              1995         24,941           32,037          24,482
              1996         28,215           39,388          27,851

Note: Past performance is not predictive of future performance.

Principal Capital Accumulation Fund
(David L. White)

     The strategy with this portfolio is to hold common stocks of companies based on a valuation that is attractive when compared to the market. The analytical staff looks at companies' current valuations compared to the market, then at historical information to compare valuations to historical averages. The focus is on the fundamentals of an industry and the company to determine the current and future outlook as these potential investments. From there the portfolio is constructed to provide a diversified set of investments.

     The Fund outperformed the S&P 500 Index and Lipper Growth and Income Fund Average for 1996. The strength of the market was in much fewer stocks than in the past. The volatility between industries was much greater than the overall results. The Fund benefited from several areas of exposure. Banks and health care were the strongest areas for the Fund during the year. The focus has been away from the more cyclical areas of the economy which also helped during the year. As the economic cycle progresses, the market places more emphasis on companies with consistent earnings growth, and we have tended to overweight these areas of the market. As the market performance continues to narrow, however, it becomes increasingly difficult to select the correct areas of overperformance.

                   Total Returns *
               As of December 31, 1996
         ----------------------------------------
         1 Year          5 Year           10 Year
         23.50%          14.08%            13.08%

           Comparison of Change in Value of $10,000 Investment in the
  Capital Accumulation Fund, S&P 500 and Lipper Growth and Income Fund Average
  ----------------------------------------------------------------------------
                    Fund                 S&P 500                 Lipper
   Year Ended       Total                 Stock              Growth & Income
  December 31,      Return                Index                Fund Average
                    10,000               10,000                  10,000
     1987           10,647               10,526                  10,184
     1988           12,183               12,274                  11,814
     1989           14,155               16,163                  14,596
     1990           12,759               15,659                  13,946
     1991           17,693               20,433                  18,002
     1992           19,377               21,990                  19,618
     1993           20,888               24,201                  21,884
     1994           20,990               24,519                  21,678
     1995           27,688               33,722                  28,360
     1996           34,193               41,460                  34,253

Note: Past performance is not predictive of future performance.

Principal Emerging Growth Fund
(Michael R. Hamilton)

     The equity market was strong in 1996, but within the market there were two different trends. Large-cap stocks performed much better than small-cap stocks. The Emerging Growth Fund returned 19.13% compared with the Lipper Mid Cap Average of 17.9%. The Fund and the Lipper Average trailed the S&P 500 Index because of their emphasis on small cap stocks. While both trailed the S&P 500, this was a good year for the fund.

     The financial market continues to grapple with the paradox of strong economic growth with no apparent inflation. Productivity will be key in 1997 if inflation is to remain benign. The Fund's portfolio continues to be focused on companies that should enhance productivity of both labor and capital. Several of the technology, service and cyclical areas support this emphasis. The portfolio is also overweighted in the financial sector as bank consolidation continues.

     Continued profit growth will be important in 1997 as well. Companies with more predictable and visible earnings growth are preferred. This continues to be those that are low cost producers and have competitive barriers to entry. Selectivity in all sectors will be crucial to outperformance.

              Total Returns *
          As of December 31, 1996
---------------------------------------------------
1 Year     5 Year     Since Inception Date 12/18/87
21.11%      16.64%                 17.73%

                  Comparison of Change in Value of $10,000 Investment
                    in the Emerging Growth Fund, S&P 500 and
                          Lipper Mid Cap Fund Average
                -----------------------------------------------------
                                     Fund                      Lipper
                 Year Ended          Total       S&P 500       MID CAP
                 December 31,       Return        Index        Index
                                    10,000        10,000       10,000
                    1988            12,369        11,661       11,476
                    1989            15,070        15,356       14,586
                    1990            13,186        14,877       14,067
                    1991            20,240        19,412       21,275
                    1992            23,264        20,891       23,213
                    1993            27,750        22,992       26,625
                    1994            27,967        23,294       26,079
                    1995            36,080        32,037       34,469
                    1996            43,697        39,388       40,646

Note:  Past performance is not predictive of future performance.

Important Notes of the Growth-Oriented Funds:

Standard & Poor's 500 Stock Index: an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 272 mutual funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 522 funds.

Lipper Mid Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 154 funds.

Income-Oriented Funds

Principal Bond Fund
(Scott A. Bennett)

     The Principal Bond Fund's performance in 1996 lagged when compared to 1995. 1995 was a banner year, mainly because of dramatically declining interest rates. During 1996 interest rates increased throughout most of the year based on fears of increasing inflation. This hurt the Fund's relative performance as the duration target of 7 years (actual duration at 12/31/96 was 6.98 years) is longer than the average BBB rated bond fund and the BAA Lehman Corporate Index. Relative performance was also negatively impacted by the lack of a significant amount of less than investment grade bonds in the portfolio. High yield (less than investment grade) debt performed extremely well during 1996, with many of the top performing funds in the Lipper BAA universe having significant exposures to this asset class.

     Over the long-term, the Fund continues to outperform the average BBB fund. This is attributed to remaining fully invested and not trying to guess interest rates. The BBB corporate bond class continued to be an attractive asset class in 1996, outperforming all other taxable investment grade classes. Spreads continued to narrow during the year with defaults low and a large amount of funds chasing the available bonds.

                    Total Returns *
               As of December 31, 1996
--------------------------------------------------------------
1 Year              5 Year     Since Inception Date 12/18/87
  2.36%             8.20%                 9.55%

  Comparison of Change in Value of $10,000 Investment in the Bond Fund, Lehman Brothers BAA Corporate Index and Lipper Corporate Debt BBB Rated Fund Average
 -----------------------------------------------------------------------------
                       Fund              Lehman           Lipper
     Year Ended       Total                BAA              BBB
     December 31,    Return              Index              Avg
                      10,000            10,000            10,000
      1988            10,991            11,129            10,900
      1989            12,514            12,699            12,060
      1990            13,167            13,595            12,751
      1991            15,369            16,113            15,020
      1992            16,810            17,512            16,258
      1993            18,771            19,665            18,261
      1994            18,227            18,707            17,447
      1995            22,268            22,959            20,948
      1996            22,794            23,882            21,616

Note:  Past performance is not predictive of future performance.

Principal High Yield Fund
(James K. Hovey)

     While most bond investments had very low returns for 1996, high yield bonds in general and the Principal High Yield Fund included had a good year. The Fund's total return for 1996 was 13.13% which compares to 11.35% for the Lehman Brothers High Yield Index and 13.67% for the Lipper High Current Yield Fund Average. For comparison, 10 year U.S. Treasury bonds had a total return for 1996 of 0.04%. This low return was caused by increasing interest rates causing the value of Treasury bonds to fall.

     High yield bonds are somewhat insulated from interest rate movements due to their characteristic of a large risk premium or spread that can offset general interest rate movements for assets with less credit risk. In 1996, the risk premium for high yield bonds declined enough to not only offset the risk free interest rate increase, but also to allow price increases of many high yield bonds. While the annual total return performance was similar to both Lipper and Lehman, the Fund underperformed both during the first two quarters and outperformed during the third and fourth quarters of the year. Our Fund has a B+ average credit rating and has approximately the same amount of BB exposure as B exposure. This more closely resembles the Lehman index while high yield mutual funds, as reflected by the Lipper average, typically have a riskier credit profile than our Fund. This risk profile was an advantage to the Lipper average over the first two quarters as risk premium tightening was more pronounced in riskier bonds. Our Fund significantly outperformed in the fourth quarter due to excellent performance by individual securities that were upgraded or for which tender offers had been received at attractive levels. Our Fund also benefited over the course of the year by not having any credit defaults. The return performance of the Fund during 1996 is a good indicator of how high yield is a worthwhile asset class that can enhance diversification. The decline of risk premiums will make outperformance of other types of income oriented funds more difficult going forward, but also makes our conservative risk position even more appropriate.

               Total Returns *
          As of December 31, 1996
---------------------------------------------------
1 Year     5 Year     Since Inception Date 12/18/87
 13.13%    11.20%                 9.89%

  Comparison of Change in Value of $10,000 Investment in the High Yield Fund, Lehman Brothers High Yield Index and Lipper High Current Yield Fund Average

                            Fund           Lehman       Lipper
        Year Ended          Total        High Yield     Narrow
        December 31,        Return         Index        Index
                            10,000        10,000        10,000
              1988          11,492        11,524        11,298
              1989          11,735        11,620        11,239
              1990          10,831        10,506        10,059
              1991          13,788        15,346        13,876
              1992          15,798        17,764        16,352
              1993          17,743        20,803        19,500
              1994          17,854        20,593        18,753
              1995          20,725        24,549        21,844
              1996          23,446        27,335        24,830

Note:  Past performance is not predictive of future performance.

Important Notes of the Income-Oriented Funds:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 102 mutual funds.

Lehman Brothers High Yield Index: an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one-year or more to maturity.

Lipper High Current Yield Fund Average: this average consists of mutual funds investing in high (relative) current yield fixed income securities with no quality or maturity restrictions. The mutual funds tend to invest in lower grade debt issues. The one year average currently contains 148 mutual funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

DETERMINATION OF NET ASSET VALUE OF FUND SHARES

     The net asset value of each Fund's shares is determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange, except on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's redeemable securities, on days during which a Fund receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The net asset value per share of each Fund is determined by dividing the value of the Fund's securities plus all other assets, less all liabilities, by the number of Fund shares outstanding.

Growth-Oriented and Income-Oriented Funds

     The following valuation information applies to the Growth-Oriented and Income-Oriented Funds. Securities for which market quotations are readily available are valued using those quotations. Other securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost when it is determined by the Board that amortized cost reflects fair value. Other assets are valued at fair value as determined in good faith by the Board of Directors of the Fund.

     As previously described, some of the Funds may purchase foreign securities whose trading is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
Holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Money Market Fund

     The Money Market Fund values its securities at amortized cost. For a description of this calculation procedure see the Funds' Statement of Additional Information.

PERFORMANCE CALCULATION

     From  time  to  time,  the  Funds  may  publish  advertisements  containing information (including graphs, charts, tables and examples) about the performance of one or more of the Funds. The Funds' yield and total return figures described below will vary depending upon market conditions, the composition of the Funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Funds' performance figures to performance figures published for other investment vehicles. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices. Any performance data quoted for the Funds represents only historical performance and is not intended to indicate future performance of the Funds. The calculation of average annual total return and yield for the Funds does not include fees and charges of the separate accounts that invest in the Funds and, therefore, does not reflect the investment performance of those separate accounts. For further information on how the Funds calculate yield and total return figures, see the Statement of Additional Information.

Average Annual Total Return

     Each Fund may advertise its respective average annual total return. Average annual total return for each Fund is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. The same assumptions are made when computing cumulative total return by dividing the ending redeemable value by the initial investment. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices.

Yield and Effective Yield

     From time to time the Money Market Fund may advertise its respective yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield for the Money Market Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Fund is an open-end investment company and there is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Funds intend to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund so qualifies it will be exempt from federal income tax upon the amounts so distributed to investors.

     Any dividends from the net investment income of the Funds (except the Money Market Fund) will normally be payable to the shareholders annually, and any net realized gains will be distributed annually. All dividends and capital gains distributions are applied to purchase additional Fund shares at net asset value as of the payment date without the imposition of any sales charge.

     Each Fund will notify shareholders of the portion of each distribution which constitutes investment income or capital gain. In view of the complexity of tax considerations, it is advisable for Eligible Purchasers considering the purchase of shares of the Funds to consult with tax advisors on the federal and state tax aspects of their investments and redemptions.

Money Market Fund

     The Money Market Fund declares dividends of all its daily net investment income on each day the Fund's net asset value per share is determined. Dividends are payable daily and are automatically reinvested in full and fractional shares of the Fund at the then current net asset value unless a shareholder requests payment in cash.

     Net investment income, for dividend purposes, consists of (1) accrued interest income plus or minus accrued discount or amortized premium; plus or minus (2) all net short-term realized gains and losses; minus (3) all accrued expenses of the Fund. Expenses of the Fund are accrued each day. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

     Since the Fund's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect any capital gains or losses. If the Fund does experience gains, however, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them once every 12 months.

     Since the net income of the Fund (including realized gains and losses on the portfolio securities) is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the account.

     Normally the Fund will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss is realized. If the net income of the Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. If this happens, the Fund may endeavor to restore the net asset value per share to $1.00 by reducing the number of outstanding shares by redeeming proportionately from shareholders without the payment of any monetary consideration, such number of full and fractional shares as is necessary to maintain a net asset value per share of $1.00. Each shareholder will be deemed to have agreed to such a redemption in these circumstances by investing in the Fund. The Fund may seek to achieve the same objective of restoring the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share would increase to the extent of positive net income which is not declared as a dividend, or any other method approved by the Board of Directors.

     The Board of Directors may revise the above dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large presently unexpected expense, loss or fluctuation in net assets which in the opinion of the Board might have a significant adverse affect on shareholders.

ELIGIBLE PURCHASERS AND PURCHASE OF SHARES

     Only Eligible Purchasers may purchase shares of the Funds. Eligible Purchasers are limited to (a) separate accounts of Principal Mutual Life Insurance Company or of other insurance companies; (b) Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof; (c) trustees or other managers of any qualified profit sharing, incentive or bonus plan established by Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof for the employees of such company, subsidiary or affiliate. Such trustees or managers may purchase Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of each Fund reserves the right to broaden or limit the designation of Eligible Purchasers.

     Principal Balanced, Principal Bond, Principal Capital Accumulation Fund, Principal Emerging Growth and Principal Money Market Fund each serve as an underlying investment medium for variable annuity contracts and variable life insurance policies that are funded in separate accounts established by Principal Mutual Life Insurance Company. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Principal Mutual Life Insurance Company nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by policy owners and those given by contract owners.

     Shares are purchased from Princor Financial Services Corporation, the principal underwriter for the Funds. There are no sales charges on the Funds' shares. There are no restrictions on amounts to be invested in the Funds' shares.

     Shareholder accounts for each Fund will be maintained under an open account system. Under this system, an account is automatically opened and maintained for each new investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares then owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares in lieu of stock certificates, and unless written request is made to the Fund, stock certificates will not be issued or delivered to investors. Certificates, which can be stolen or lost, are unnecessary except for special purposes such as collateral for a loan. Fractional interests in the Funds' shares are reflected to three decimal places in the statement of account, but any stock certificates will be issued only for full shares owned.

     If an offer to purchase shares is received by any of the Funds before the close of trading on the New York Stock Exchange, the shares will be issued at the offering price (net asset value of Fund shares) computed on that day. If an offer is received after the close of trading or on a day which is not a trading day, the shares will be issued at the offering price computed on the first succeeding day on which a price is determined. Dividends on the Money Market Fund shares will be paid on the next day following the effective date of a purchase order.

SHAREHOLDER RIGHTS

     The following information is applicable to each of the Principal Funds. Each Fund share is entitled to one vote either in person or by proxy at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent accountants and other matters submitted to meetings of shareholders. Each share has equal rights with every other share as to dividends, earnings, voting, assets and redemption. Shares are fully paid and non-assessable, and have no preemptive or conversion rights. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting, as are provided for a full share. Shareholders of each of these Funds may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders.

     The bylaws of each Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has authority to issue without a shareholder vote.

     The bylaws of each Fund also provide that the Fund need not hold an annual meeting of shareholders in any year in which none of the following is required to be acted on by shareholders under the Investment Company Act of 1940: election of directors; approval of investment advisory agreement; ratification of selection of independent public accountants; and approval of distribution agreement. The Funds intend to hold shareholder meetings only when required by law and at such other times as may be deemed appropriate by their respective Boards of Directors.

     Shareholder inquiries should be directed to the applicable Fund at The Principal Financial Group, Des Moines, Iowa 50392.

     NON-CUMULATIVE VOTING: The Funds' shares have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors of a Fund can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

     Principal Mutual Life Insurance Company votes each Fund's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating therein in accordance with instructions received from contract or policy holders, participants and annuitants. Other shares of each Fund held by each registered separate account, including those for which no timely instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Shares of each of the Funds held in the general account of Principal Mutual Life Insurance Company or in its unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Mutual determines pursuant to applicable law that a Fund's shares held in one or more separate accounts or in its general account need not be voted pursuant to instructions received with respect to participating contracts or policies, it then may vote those Fund shares in its own right.

REDEMPTION OF SHARES

     Except for the third paragraph below, most of the following discussion of redemption procedures is relevant only to Eligible Purchasers other than variable annuity and variable life separate accounts of Principal Mutual Life Insurance Company, and its wholly-owned subsidiaries.

     Each Fund will redeem its shares upon request. There is no charge for redemption. If no certificates have been issued, a shareholder simply writes a letter to the appropriate Fund requesting redemption of any part or all of the shares. The letter must be signed exactly as the account is registered. If certificates have been issued, they must be properly endorsed and forwarded with the request. If payment is to be made to the registered shareholder or joint shareholders, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. The price at which the shares are redeemed will be the net asset value per share as next computed after the request (with appropriate certificate, if any) is received by the Fund in proper and complete form. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption.

     Redemption proceeds will be sent within three business days after receipt of request for redemption in proper form. However, each Fund may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund. A Fund will redeem only those shares for which it has good payment. To avoid the inconvenience of such a delay, shares may be purchased with a certified check, bank cashier's check or money order. During the period prior to the time a redemption from the Money Market Fund is effective, dividends on such shares will accrue and be payable and the shareholder will be entitled to exercise all other rights of beneficial ownership.

     Restricted Transfer: Shares of each of the Funds may be transferred to an Eligible Purchaser. However, whenever any of the Funds is requested to transfer shares to other than an Eligible Purchaser, the Fund has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Fund must notify the transferee or transferees of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

ADDITIONAL INFORMATION

     Custodian: Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the portfolio securities and cash assets of each of the Funds. The custodian performs no managerial or policymaking functions for the Funds.

     Organization and Share Ownership: The Funds were incorporated in the state of Maryland on the following dates: Balanced Fund - November 26, 1986; Bond Fund
- November 26, 1986; Capital Accumulation Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Emerging Growth Fund - February 20, 1987; High Yield Fund - December 2, 1986; and Money Market Fund - June 10, 1982. Principal Mutual Life Insurance Company owns 100% of each Fund's outstanding shares.

     Capitalization: The authorized capital stock of each Fund consists of 100,000,000 shares of common stock (500,000,000 for Principal Money Market Fund, Inc.), $.01 par value.

     Financial Statements: Copies of the financial statements of each Fund will be mailed to each shareholder of that Fund semi-annually. At the close of each fiscal year, each Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of each Fund for their respective present fiscal years.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statements which the Funds have filed with the Securities and Exchange Commission. The Funds' Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Funds' Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning the Fund. You may obtain a copy of Part C of the Registration Statements filed with the Securities and Exchange Commission, Washington, D.C., from the Commission upon payment of the prescribed fees.

     Principal   Underwriter:   Princor  Financial  Services  Corporation,   The
Principal Financial Group, Des Moines, Iowa 50392-0200, is the principal underwriter for each of the Principal Funds.